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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 19, 2004

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
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(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
formation

9191 Towne Centre Drive, Suite 400, San Diego, California       92122
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (858) 455-7127

9191 Towne Centre Drive, Suite 400, San Diego, California 92122
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(Former name or former address, if changed since last report)

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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.   Changes in Control of Registrant
          --------------------------------
          Not Applicable

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------
          Not Applicable

Item 3.   Bankruptcy or Receivership
          --------------------------
          Not Applicable

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------
          Not Applicable

Item 5.   Other Events
          ------------

          The Registrant has completed a private placement of $1 million of 3% Series A Convertible Preferred Stock for a total of 2,702,700 shares (the "Stock") which is convertible on a one-for-one basis into common stock at $0.37 per share subject to certain limitations and registrations. Also, 810,820 warrants were issued which are exercisable at $0.55 per share for period of five years from the date of issuance. The Stock will have preferences in the payment of dividends and upon liquidation as well as voting and anti-dilution rights and was offered by means of a private placement under exemptions pursuant to the Securities Act of 1933, as amended (the "Act"). The Registrant plans to use the net proceeds for working capital needs.

          1st BridgeHouse Securities, LLC acted as the Lead Placement Agent for the issue. 1st BridgeHouse Securities is headquartered in Franklin, Tennessee, with branches in Coral Gables, Florida and Chicago, Illinois.

Item 6.   Resignation of Registrant's Directors
          -------------------------------------
          Not Applicable

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          4.10     Certificate of the Designations, Powers, Preferences and
                   Rights of Series A Preferred Stock.

          4.11     Form of Common Stock Purchase Warrant.

          10.8     Unit Purchase Agreement for Series A Preferred Stock.

Item 8.   Change of Fiscal Year
          ---------------------
          Not Applicable

Item 9.   Regulation FD Disclosure
          ---------------------------------------------------
          Not Applicable

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.

By:  /s/ M. Lee Hulsebus
     --------------------------------------------
     M. Lee Hulsebus, Chief Executive Officer

Dated:  July 20, 2004

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